EXHIBIT 99.1

CERTIFICATION PERSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PERSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Mark Brewer, a Vice President and Director of HydroMaid International, Inc., certify that: (i) the June 30, 2002 Form 10-QSB fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and (ii) the information contained in such Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of HydroMaid International, Inc.

Date: 08/19/02	*By:	/s/ Mark S. Brewer
Vice President and Director

* The position of Chief Executive Officer is currently vacant.